Exhibit 99.1

READY CAPITAL CORPORATION REPORTS FOURTH QUARTER 2021 RESULTS

-	GAAP EARNINGS PER COMMON SHARE OF $0.69 -
-	DISTRIBUTABLE EARNINGS PER COMMON SHARE OF $0.67 -
-	DISTRIBUTABLE RETURN ON AVERAGE STOCKHOLDERS’ EQUITY OF 17.8% -

New York, New York, February 24, 2022 / PRNewswire / – Ready Capital Corporation (“Ready Capital” or the “Company”) (NYSE: RC), a multi-strategy real estate finance company that originates, acquires, finances, and services small-to-medium balance commercial loans, today reported financial results for the quarter ended December 31, 2021.

“Ready Capital’s record fourth quarter results concluded an exceptional year highlighted by record originations in our SBC and SBA 7(a) lending businesses, growth in our equity and debt capitalization and strong credit performance,” commented Thomas Capasse, Ready Capital’s Chairman and Chief Executive Officer. “Our unique business model, diversified revenue streams and increased scale position the Company well to continue to deliver results for our shareholders going forward.”

Fourth Quarter Highlights

●	Total investments of $3.3 billion, including $2.3 billion of SBC originations and acquisitions, $876.3 million of residential mortgage loans, and $135.7 million of U.S. Small Business Administration 7(a) loans
●	Closed a $927.2 million commercial mortgage collateralized loan obligation with an 81% advance rate and a 153bps weighted average cost
●	Issued $350.0 million of 4.50% Senior Secured Notes due 2026 and $110.0 million of 5.50% Senior Unsecured Notes due 2028
●	Declared and paid dividend of $0.42 per share in cash with distributable earnings coverage of the common dividend at 1.6x
●	Adjusted net book value of $15.35 per share of common stock as of December 31, 2021, 2.5% year-over-year growth

Full Year Highlights

●	GAAP earnings per common share of $2.17 and distributable earnings per common share of $2.29
●	Distributable return on average stockholders’ equity of 15.4%
●	Total SBC originations and acquisitions of $5.5 billion, 298% year-over-year growth
●	Total SBA 7(a) originations of $480.8 million, 122% year-over-year growth
●	$3.4 billion in equity and debt capital raised to support investment pipeline

Subsequent Events

●	In January 2022, completed a public offering of 7 million shares of common stock for total gross proceeds of $108.9 million

Use of Non-GAAP Financial Information

In addition to the results presented in accordance with U.S. GAAP, this press release includes distributable earnings, formerly referred to as core earnings, which is a non-U.S. GAAP financial measure. The Company defines distributable earnings as net income adjusted for unrealized gains and losses related to certain mortgage backed securities (“MBS”) not retained by us as part of our loan origination business, realized gains and losses on sales of certain MBS, unrealized gains and losses related to residential mortgage servicing rights (“MSR”), unrealized current non-cash provision for credit losses on accrual loans and one-time non-recurring gains or losses, such as gains or losses on discontinued operations, bargain purchase gains, merger related expenses, or other one-time items.

The Company believes that this non-U.S. GAAP financial information, in addition to the related U.S. GAAP measures, provides investors greater transparency into the information used by management in its financial and operational decision-making, including the determination of dividends. However, because Distributable Earnings is an incomplete measure of the Company's financial performance and involves differences from net income computed in accordance with U.S. GAAP, it should be considered along with, but not as an alternative to, the Company's net income computed in accordance with U.S. GAAP as a measure of the Company's financial performance. In addition, because not all companies use identical calculations, the Company's presentation of Distributable Earnings may not be comparable to other similarly-titled measures of other companies.

In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains and losses on MBS acquired by the Company in the secondary market but is not adjusted to exclude unrealized gains and losses on MBS retained by Ready Capital as part of its loan origination businesses, where the Company transfers originated loans into an MBS securitization and the Company retains an interest in the securitization. In calculating Distributable Earnings, the Company does not adjust Net Income (in accordance with U.S. GAAP) to take into account unrealized gains and losses on MBS retained by us as part of the loan origination businesses because the unrealized gains and losses that are generated in the loan origination and securitization process are considered to be a fundamental part of this business and an indicator of the ongoing performance and credit quality of the Company’s historical loan originations. In calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude realized gains and losses on certain MBS securities considered to be non-distributable. Certain MBS positions are considered to be non-distributable due to a variety of reasons which may include collateral type, duration, and size.

In addition, in calculating Distributable Earnings, Net Income (in accordance with U.S. GAAP) is adjusted to exclude unrealized gains or losses on residential MSRs, held at fair value.  The Company treats its commercial MSRs and residential MSRs as two separate classes based on the nature of the underlying mortgages and the treatment of these assets as two separate pools for risk management purposes.  Servicing rights relating to the Company’s small business commercial business are accounted for under ASC 860, Transfer and Servicing, while the Company’s residential MSRs are accounted for under the fair value option under ASC 825, Financial Instruments.  In calculating Distributable Earnings, the Company does not exclude realized gains or losses on either commercial MSRs or residential MSRs, held at fair value, as servicing income is a fundamental part of Ready Capital’s business and is an indicator of the ongoing performance.

To qualify as a REIT, the Company must distribute to its stockholders each calendar year at least 90% of its REIT taxable income (including certain items of non-cash income), determined without regard to the deduction for dividends paid and excluding net capital gain. There are certain items, including net income generated from the creation of MSRs, that are included in distributable earnings but are not included in the calculation of the current year’s taxable income. These differences may result in certain items that are recognized in the current period’s calculation of distributable earnings not being included in taxable income, and thus not subject to the REIT dividend distribution requirement until future years.

The table below reconciles Net Income computed in accordance with U.S. GAAP to Distributable Earnings.

(in thousands)	Three Months Ended December 31, 2021
Net Income	$53,588
Reconciling items:
Unrealized gain on mortgage servicing rights	(6,119)
Impact of ASU 2016-13 on accrual loans	845
Non-recurring REO recovery	(1,441)
Merger transaction costs and other non-recurring expenses	5,036
Total reconciling items	$(1,679)
Income tax adjustments	626
Distributable earnings	$52,535
Less: Distributable earnings attributable to non-controlling interests	364
Less: Income attributable to participating shares	2,376
Distributable earnings attributable to common stockholders	$49,795
Distributable earnings per common share - basic and diluted	$0.67

U.S. GAAP return on equity is based on U.S. GAAP net income, while distributable return on equity is based on distributable earnings, which adjusts U.S. GAAP net income for the items in the distributable earnings reconciliation above.

Webcast and Earnings Conference Call

Management will host a webcast and conference call on Friday, February 25, 2021 at 8:30 am ET to provide a general business update and discuss the financial results for the quarter ended December 31, 2021.

The Company encourages use of the webcast due to potential extended wait times to access the conference call via dial-in. The webcast of the conference call will be available in the Investor Relations section of the Company’s website at www.readycapital.com. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time in order to register, download and install any necessary audio software.

To Participate in the Telephone Conference Call:

Dial in at least five minutes prior to start time.

Domestic: 1-877-407-0792

International: 1-201-689-8263

Conference Call Playback:

Domestic: 1-844-512-2921

International: 1-412-317-6671

Replay Pin #: 13726423

The playback can be accessed through March 11, 2022.

Safe Harbor Statement

This press release contains statements that constitute "forward-looking statements," as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and such statements are intended to be covered by the safe harbor provided by the same. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements; the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include, but are not limited to, applicable regulatory changes; general volatility of the capital markets; changes in the Company’s investment objectives and business strategy; the availability of financing on acceptable terms or at all; the availability, terms and deployment of capital; the availability of suitable investment opportunities; changes in the interest rates or the general economy; increased rates of default and/or decreased recovery rates on investments; changes in interest rates, interest rate spreads, the yield curve or prepayment rates; changes in prepayments of Company’s assets; the degree and nature of competition, including competition for the Company's target assets; and other factors, including those set forth in the Risk Factors section of the Company's most recent Annual Report on Form 10-K filed with the SEC, and other reports filed by the Company with the SEC, copies of which are available on the SEC's website, www.sec.gov. The Company undertakes no obligation to update these statements for revisions or changes after the date of this release, except as required by law.

About Ready Capital Corporation

Ready Capital Corporation (NYSE: RC) is a multi-strategy real estate finance company that originates, acquires, finances and services small- to medium-sized balance commercial loans. The Company specializes in loans backed by commercial real estate, including agency multifamily, investor and bridge as well as U.S. Small Business Administration loans under its Section 7(a) program. Headquartered in New York, New York, the Company employs over 600 professionals nationwide.

Contact

Investor Relations
Ready Capital Corporation
212-257-4666
InvestorRelations@readycapital.com

Additional information can be found on the Company’s website at www.readycapital.com

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED BALANCE SHEETS

(in thousands)	December 31, 2021	December 31, 2020
Assets
Cash and cash equivalents	$229,531	$138,975
Restricted cash	51,569	47,697
Loans, net (including $10,766 and $13,795 held at fair value)	2,915,446	1,550,624
Loans, held for sale, at fair value	552,935	340,288
Paycheck Protection Program loans (including $3,243 and $74,931 held at fair value)	870,352	74,931
Mortgage backed securities, at fair value	99,496	88,011
Loans eligible for repurchase from Ginnie Mae	94,111	250,132
Investment in unconsolidated joint ventures (including $8,894 held at fair value)	141,148	79,509
Purchased future receivables, net	7,872	17,308
Derivative instruments	7,022	16,363
Servicing rights (including $120,142 and $76,840 held at fair value)	204,599	114,663
Real estate owned, held for sale	42,288	45,348
Other assets	172,098	89,503
Assets of consolidated VIEs	4,145,564	2,518,743
Total Assets	$9,534,031	$5,372,095
Liabilities
Secured borrowings	2,517,600	1,294,243
Paycheck Protection Program Liquidity Facility (PPPLF) borrowings	941,505	76,276
Securitized debt obligations of consolidated VIEs, net	3,214,303	1,905,749
Convertible notes, net	113,247	112,129
Senior secured notes, net	342,035	179,659
Corporate debt, net	441,817	150,989
Guaranteed loan financing	345,217	401,705
Contingent consideration	16,400	—
Liabilities for loans eligible for repurchase from Ginnie Mae	94,111	250,132
Derivative instruments	410	11,604
Dividends payable	34,348	19,746
Accounts payable and other accrued liabilities	184,079	135,655
Total Liabilities	$8,245,072	$4,537,887
Preferred stock Series C, liquidation preference $25.00 per share (refer to Note 21)	8,361	—

Commitments & contingencies (refer to Note 25)

Stockholders’ Equity
Preferred stock Series E, liquidation preference $25.00 per share (refer to Note 21)	111,378	—
Common stock, $0.0001 par value, 500,000,000 shares authorized, 75,838,050 and 54,368,999 shares issued and outstanding, respectively	8	5
Additional paid-in capital	1,161,853	849,541
Retained earnings (deficit)	8,598	(24,203)
Accumulated other comprehensive loss	(5,733)	(9,947)
Total Ready Capital Corporation equity	1,276,104	815,396
Non-controlling interests	4,494	18,812
Total Stockholders’ Equity	$1,280,598	$834,208
Total Liabilities, Redeemable Preferred Stock, and Stockholders’ Equity	$9,534,031	$5,372,095

READY CAPITAL CORPORATION

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

	Three Months Ended	For the Year Ended
(in thousands, except share data)	December 31, 2021	December 31, 2021
Interest income	$121,942	$403,496
Interest expense	(57,249)	(213,561)
Net interest income before provision for loan losses	$64,693	$189,935
Provision for loan losses	(961)	(8,049)
Net interest income after provision for loan losses	$63,732	$181,886
Non-interest income
Residential mortgage banking activities	21,928	137,297
Net realized gain on financial instruments and real estate owned	19,642	68,881
Net unrealized gain on financial instruments	8,081	39,377
Servicing income, net of amortization and impairment of $3,244 and $10,588	10,209	48,015
Income on purchased future receivables, net of allowance for doubtful accounts of $36 and $1,296	2,323	10,257
Income on unconsolidated joint ventures	816	6,916
Other income	3,452	9,009
Total non-interest income	$66,451	$319,752
Non-interest expense
Employee compensation and benefits	(18,481)	(90,065)
Allocated employee compensation and benefits from related party	(2,805)	(12,031)
Variable expenses on residential mortgage banking activities	(13,847)	(75,133)
Professional fees	(3,585)	(16,339)
Management fees – related party	(2,867)	(10,928)
Incentive fees – related party	(2,358)	(5,419)
Loan servicing expense	(8,904)	(29,983)
Transaction related expenses	(4,080)	(14,282)
Other operating expenses	(12,801)	(58,401)
Total non-interest expense	$(69,728)	$(312,581)
Income before provision for income taxes	60,455	189,057
Income tax provision	(6,867)	(29,083)
Net income	$53,588	$159,974
Less: Dividends on preferred stock	1,999	7,503
Less: Net income attributable to non-controlling interest	371	2,230
Net income attributable to Ready Capital Corporation	$51,218	$150,241

Earnings per common share - basic	$0.69	$2.17
Earnings per common share - diluted	$0.68	$2.17

Weighted-average shares outstanding
Basic	74,163,951	68,511,578
Diluted	74,326,672	68,660,906

Dividends declared per share of common stock	$0.42	$1.66

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

FOR THE THREE MONTHS ENDED DECEMBER 31, 2021

	SBC	Small	Residential
	Lending and	Business	Mortgage	Corporate-
(in thousands)	Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$83,496	$36,437	$2,009	$—	$121,942
Interest expense	(47,189)	(7,174)	(2,196)	(690)	(57,249)
Net interest income before provision for loan losses	$36,307	$29,263	$(187)	$(690)	$64,693
Provision for loan losses	(760)	(201)	—	—	(961)
Net interest income after provision for loan losses	$35,547	$29,062	$(187)	$(690)	$63,732
Non-interest income
Residential mortgage banking activities	$—	$—	$21,928	$—	$21,928
Net realized gain on financial instruments and real estate owned	9,356	10,286	—	—	19,642
Net unrealized gain (loss) on financial instruments	2,020	(56)	6,117	—	8,081
Servicing income, net	593	1,544	8,072	—	10,209
Income on purchased future receivables, net	—	2,323	—	—	2,323
Income on unconsolidated joint ventures	816	—	—	—	816
Other income (loss)	4,160	(2,777)	2,069	—	3,452
Total non-interest income	$16,945	$11,320	$38,186	$—	$66,451
Non-interest expense
Employee compensation and benefits	(3,002)	(10,660)	(3,859)	(960)	(18,481)
Allocated employee compensation and benefits from related party	(277)	—	—	(2,528)	(2,805)
Variable expenses on residential mortgage banking activities	—	—	(13,847)	—	(13,847)
Professional fees	(1,033)	(1,104)	(1,022)	(426)	(3,585)
Management fees – related party	—	—	—	(2,867)	(2,867)
Incentive fees – related party	—	—	—	(2,358)	(2,358)
Loan servicing expense	(6,883)	(418)	(1,603)	—	(8,904)
Transaction related expenses	—	—	—	(4,080)	(4,080)
Other operating expenses	(5,321)	(4,168)	(2,173)	(1,139)	(12,801)
Total non-interest expense	$(16,516)	$(16,350)	$(22,504)	$(14,358)	$(69,728)
Income (loss) before provision for income taxes	$35,976	$24,032	$15,495	$(15,048)	$60,455
Total assets	$7,106,206	$1,558,641	$482,185	$386,999	$9,534,031

READY CAPITAL CORPORATION

UNAUDITED SEGMENT REPORTING

For The YEAR ENDED December 31, 2021

	SBC	Small	Residential
	Lending and	Business	Mortgage	Corporate-
(in thousands)	Acquisitions	Lending	Banking	Other	Consolidated
Interest income	$278,455	$116,741	$8,300	$—	$403,496
Interest expense	(164,797)	(36,872)	(9,193)	(2,699)	(213,561)
Net interest income before provision for loan losses	$113,658	$79,869	$(893)	$(2,699)	$189,935
Provision for loan losses	(7,387)	(662)	—	—	(8,049)
Net interest income after provision for loan losses	$106,271	$79,207	$(893)	$(2,699)	$181,886
Non-interest income
Residential mortgage banking activities	$—	$—	$137,297	$—	$137,297
Net realized gain on financial instruments and real estate owned	24,813	44,068	—	—	68,881
Net unrealized gain on financial instruments	19,457	2,999	16,921	—	39,377
Servicing income, net	3,113	14,510	30,392	—	48,015
Income on purchased future receivables, net	—	10,257	—	—	10,257
Income on unconsolidated joint ventures	6,916	—	—	—	6,916
Other income (loss)	13,002	(6,231)	2,153	85	9,009
Total non-interest income	$67,301	$65,603	$186,763	$85	$319,752
Non-interest expense
Employee compensation and benefits	$(16,582)	$(36,757)	$(32,973)	$(3,753)	$(90,065)
Allocated employee compensation and benefits from related party	(1,203)	—	—	(10,828)	(12,031)
Variable expenses on residential mortgage banking activities	—	—	(75,133)	—	(75,133)
Professional fees	(4,064)	(3,034)	(2,951)	(6,290)	(16,339)
Management fees – related party	—	—	—	(10,928)	(10,928)
Incentive fees – related party	—	—	—	(5,419)	(5,419)
Loan servicing expense	(19,680)	(886)	(9,417)	—	(29,983)
Transaction related expenses	—	—	—	(14,282)	(14,282)
Other operating expenses	(21,997)	(23,377)	(8,498)	(4,529)	(58,401)
Total non-interest expense	$(63,526)	$(64,054)	$(128,972)	$(56,029)	$(312,581)
Income (loss) before provision for income taxes	$110,046	$80,756	$56,898	$(58,643)	$189,057
Total assets	$7,106,206	$1,558,641	$482,185	$386,999	$9,534,031